UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2023

EDTECHX HOLDINGS ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39792	85-2190936
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

22 Soho Square, London, WID 4NS, United Kingdom

(Address of Principal Executive Offices) (Zip Code)

(44) 207 070 7080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	EDTXU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	EDTX	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	EDTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, EdtechX Holdings Acquisition Corp. II (the “Company”) has commenced the process of liquidating the Company’s trust account established in connection with its initial public. offering and redeeming the Company’s Class A ordinary shares issued in such offering (“Public Shares”), in accordance with the Company’s amended and restated certificate of incorporation (“Charter”). Pursuant to the Charter, all outstanding Public Shares will be redeemed at a per share redemption price of approximately $10.34 per Public Share (the “Redemption Amount”).

The redemption will occur on or about Thursday, August 31, 2023. As of the close of business on such date, the Public Shares will be deemed cancelled and will represent only the right to receive the per share Redemption Amount. The Company’s officers, directors, initial stockholders, and the purchasers of warrants (“Private Warrants”) in the private placement that occurred simultaneously with the Company’s initial public offering, have waived their redemption rights with respect to the common stock issued prior to the Company’s initial public offering and the Private Warrants. The loans made by the Company’s initial stockholders in connection with the previously-disclosed extension of time to complete an initial business combination will not be repaid and will be forgiven except to the extent of any remaining funds held outside of the trust account. There will be no redemption or liquidating distribution with respect to the Company’s warrants, which will expire worthless. The last trading date of the Company’s securities on the Nasdaq Capital Market is expected to be Thursday, August 31, 2023.

Record holders of Public Shares may redeem their shares for their per share Redemption Amount by delivering their Public Shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount.

On August 30, 2023, the Company issued a press release announcing the timing and mechanics of the liquidation of the trust account. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” as such term is defined in the Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “expect,” “intend,” and similar expressions, as they relate to the Company, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors which may not be in the control of the Company. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company has no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release, dated August 30, 2023
104	Cover Page Interactive Data File (formatted in the Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2023

EDTECHX HOLDINGS ACQUISITION CORP. II

By:	/s/ Benjamin Vedrenne-Cloquet
Name:	Benjamin Vedrenne-Cloquet
Title:	Chief Executive Officer